EXHIBIT 3.1

                            FORM OF STOCK CERTIFICATE

                                  TEXT ON FACE

                          NUMBER                 SHARES
                        -----------             --------


                            CYBERSTAR COMPUTER CORP.
              Incorporated Under the Laws of the State of Minnesota

PAR VALUE $0.01                                           CUSIP NO. 23251Y 10 3
COMMON STOCK

         This Certifies that ___________________________________________________

is the owner of ________________________________________________________________

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK PAR VALUE OF $0.01 EACH OF

                            CYBERSTAR COMPUTER CORP.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                                       DATED:

                                       Countersigned and Registered:

                                       SIGNATURE STOCK TRANSFER, INC.
--------------       -------------            (Dallas, Texas) Transfer Agent
President/CEO/       CFO/Treasurer
  Secretary                            By
                                          -------------------------------------
                                                         Authorized Signature

----------------------------
Vice President of Operations

                                [Corporate Seal]

                                 TEXT ON REVERSE

         The Corporation will furnish to any shareholder upon request and without charge, a full statement of the designations, preferences, limitation, and relative rights of the shares of each class or series authorized to be issued, so far as they will have been determined, and the authority of the Board of Directors to determine the relative rights and preferences of subsequent classes or series.

         For value received ________ hereby sell, assign and transfer unto _____

________________________________________________________________________________
Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________________
Attorney to transfer the said shares on the Books of the within named Corporation with full power of substitution in the premises.


Dated _________________, 19___                      ____________________________


IN PRESENCE OF  ________________________________________________________________


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